Blue Ridge Funds Trust
                                 P.O. Drawer 69
                           Rocky Mount, NC 27802-0069




Dear Shareholder,

As you are aware, 1998 was a very turbulent year in the stock market and the Blue Ridge Total Return Fund. Unfortunately, I do not believe the world's economic troubles are over, they have simply been postponed. As we learned in my last letter, the market was placing an extraordinary premium on earnings consistency and company size Let's revisit our example from 6/30/98 of Coca-Coke versus Ingersoll-Rand.



                                                      Safe Haven

      PerShare                                         Coca-Cola
        Data              Est.                      Recession Years                                                Increase
--------------------- ------------- ------------ ---------------------- -------------- ------------ ------------- ------------
                          1998         1997              1992               1991          1990          1987         87-98
--------------------- ------------- ------------ ---------------------- -------------- ------------ ------------- ------------
Sales                     8.15         7.64              5.00               4.35          3.83          2.57             317%
--------------------- ------------- ------------ ---------------------- -------------- ------------ ------------- ------------
Earnings                  1.65         1.64               .72                .61           .51          .30              550%
--------------------- ------------- ------------ ---------------------- -------------- ------------ ------------- ------------
Cash Flow                 1.95         1.92               .84                .71           .60          .36              227%
--------------------- ------------- ------------ ---------------------- -------------- ------------ ------------- ------------
Dividends                 .60           .56               .28                .24           .20          .14              429%
--------------------- ------------- ------------ ---------------------- -------------- ------------ ------------- ------------
Book Value                3.40         2.96              1.49               1.67          1.41          1.08             315%
--------------------- ------------- ------------ ---------------------- -------------- ------------ ------------- ------------

                                                         Risky
      PerShare                                      Ingersoll-Rand
        Data              Est.                      Recession Years                                                Increase
--------------------- ------------- ------------ ---------------------- -------------- ------------ ------------- ------------
                          1998         1997              1992               1991          1990          1987         87-98
--------------------- ------------- ------------ ---------------------- -------------- ------------ ------------- ------------
Sales                    51.85         42.43             24.12              23.05         24.09        16.66             311%
--------------------- ------------- ------------ ---------------------- -------------- ------------ ------------- ------------
Earnings                  2.90         2.31               .95                .94          1.18          .66              439%
--------------------- ------------- ------------ ---------------------- -------------- ------------ ------------- ------------
Cash Flow                 4.60         3.54              1.68               1.63          1.81          1.09             305%
--------------------- ------------- ------------ ---------------------- -------------- ------------ ------------- ------------
Dividends                 .62           .57               .47                .44           .42          .35              177%
--------------------- ------------- ------------ ---------------------- -------------- ------------ ------------- ------------
Book Value               15.15         13.99             8.24               10.50         10.03         7.13             212%
--------------------- ------------- ------------ ---------------------- -------------- ------------ ------------- ------------


As we can see, the financial performance of the "safe" Coca-Cola has been slightly better than the economically sensitive Ingersoll-Rand as measured by the growth in earnings, dividends, and book value. As investors, however, we established in June that we needed to answer the additional question of "how much of a premium price are we willing to pay for this less than certain premium performance?" The market at 6/30/98 was paying $85.50 for Coca-Cola and $44.07 for Ingersoll-Rand. You will recall we found the 100% premiums for safety too high.

What has happened since 6/30/98?
In August, the market suddenly realized that there are no absolutes in business or investing. When Russia defaulted on its debt, the stock market cracked and fell 20%. The market fell because many of the world's largest players were investing with the assumption that the U.S. and International Monetary Fund
(IMF) would guarantee Russia's debt. When the U.S. and IMF failed to intervene, all markets where people had bought without regard to price fell sharply including the U.S. stock market. The names most vulnerable to such a change in perception fell most dramatically. Using our example of Coca-Cola (KO) v. Ingersoll-Rand (IR), KO fell from the $85.50 on 6/30 to a low of $53.625 on 9/25/98 while IR fell $44.07 on 6/30/98 to $34.00 on 10/08/98. This represents a spread  closing of over $22 dollars  [$88.50-$44.07  = $44.43 v. $53.625 - $34 =
$19.625]. Obviously, as investors, we would prefer this spread to close by IR going up while KO stagnates, but that doesn't always happen.

During August and September, the Federal Reserve felt pressure from the suddenly collapsing prices to intervene in the U.S. stock and bond markets because they are closer to home than Russia. The U.S. Federal Reserve and Alan Greenspan thought the situation was so dire that they cut interest rates three times along with every other central bank in the world. In total, there were over 60 worldwide interest rate cuts between August and December. As a result, investors who had paid ridiculous prices based on long-term (10 years or more) values were bailed out by the rate cuts. Following this Federal Reserve led bailout, the markets quickly resumed their upward progress with the most speculative stocks like Internet and technology names leading. The markets have now assumed that the governments of the world are underwriting risk. Amazon.com, for example, which has never earned any money has risen from the $70-80 range in August to a stock split equivalent of over $500 by early January while stocks in mundane business like Ingersoll-Rand have basically remained flat.

What is the Outcome of the Bailout?

Short-Run

Economics is the study of trade-offs. The Federal Reserve traded-off long term instability for short-term stability. In the short-run (3 Years of less), anything can happen. Following the 1987 stock market crash, for example, the Japanese intervened in their market and the Nikkei then rose from around 17,000
(Yen) in 1987 to over 39,000(Yen) by late 1989.Today you can buy the Nikkei at 13,360(Yen). There was no real economic value there.

Long-Run
Unfortunately, the historical record does not offer a pretty blueprint for an economy following a market bubble pop. Economic recession tends to follow a sudden collapse in market prices, unless the bubble is confined to a small sector of the economy, though the degree of the economic dip is unpredictable. For example, the recession of the early 1980's followed the collapse of commodity prices like oil from $40/barrel, gold $900/ounce, etc.. The collapse of the real estate in the late 1980's led to the 1990 recession. The collapse of the derivatives market led to the 1994 slowdown. The Japanese stock market collapse led to that country's prolonged recession. We hope that the recent speculation has been confined to the Internet stocks, but recent price action in large names like GM and Gillette suddenly jumping $6 in minutes concerns us.

Conclusions
Value will be recognized, but we as investors, must maintain the appropriate time frame. Obviously, the sooner that the value of our investments is recognized the better off we are, but we cannot depend on the market to always reward us immediately. Thus, we must only commit our capital after the long and arduous study of both the risk and the potential return of an investment over the appropriate time frame. For us at Blue Ridge Advisors, the appropriate time frame depends on the industry and type of company, but in general, seven years or more is appropriate for most businesses. Once again, thank you for trusting us with your money and if you have any questions please do not hesitate to call me at 888-858-8908.


Sincerely,

/s/ Allen R. Gillespie
Portfolio Manager

                          BLUE RIDGE TOTAL RETURN FUND

                    Performance Update - $10,000 Investment
       For the period from December 15, 1997 (Commencement of Operations)
                              to November 30, 1998

----------------------------------------------------------------------
                             Blue Ridge              S&P 500
                             Total Return            Total Return
                             Fund                    Index
----------------------------------------------------------------------

     12/15/97                10,000                  10,000
     12/31/97                10,056                  10,080
      1/31/98                10,347                  10,191
      2/28/98                10,927                  10,926
      3/31/98                11,517                  11,486
      4/30/98                11,507                  11,601
      5/31/98                11,147                  11,402
      6/30/98                11,047                  11,865
      7/31/98                10,786                  11,739
      8/31/98                 9,454                  10,041
      9/30/98                10,035                  10,685
     10/31/98                10,366                  11,554
     11/30/98                10,486                  12,254

This graph depicts the performance of the Blue Ridge Total Return Fund versus the S&P 500 Total Return Index. It is important to note that the Blue Ridge Total Return Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

Cumulative Total Return

-------------------------
   Since Commencement
     of Operations
-------------------------
         4.86%
-------------------------

The graph assumes an initial $10,000 investment at December 15, 1997. All dividends and distributions are reinvested.

At November 30, 1998, the Blue Ridge Total Return Fund would have grown to $10,486 - total investment return of 4.86% since December 15, 1997.

At November 30, 1998, a similar investment in the S&P 500 Total Return Index would have grown to $12,254 - total investment return of 22.54%, since December 15, 1997.

Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

                                                   BLUE RIDGE TOTAL RETURN FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                          November 30, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              Value
                                                                                                      Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 81.10%

       Building Materials - 1.09%
            Centex Corporation .....................................................                     500                $ 17,844
                                                                                                                            --------

       Chemicals - 1.80%
            Morton International, Inc. .............................................                   1,000                  29,438
                                                                                                                            --------

       Commercial Services - 1.14%
            Ogden Corporation ......................................................                     700                  18,594
                                                                                                                            --------

       Computers - 1.96%
       (a)  Apple Computer, Inc. ...................................................                   1,000                  31,937
                                                                                                                            --------

       Computer Software & Services - 7.56%
       (a)  Computer Sciences Corporation ..........................................                   1,000                  57,125
            First Data Corporation .................................................                   1,200                  32,025
       (a)  Oracle Corporation .....................................................                   1,000                  34,250
                                                                                                                            --------
                                                                                                                             123,400
                                                                                                                            --------
       Diversified Operations - 3.19%
            The Seagram Company Ltd. ...............................................                   1,000                  34,312
       (a)  Triarc Companies, Inc. .................................................                   1,100                  17,737
                                                                                                                            --------
                                                                                                                              52,049
                                                                                                                            --------
       Financial - Banks, Money Center - 6.15%
            Citigroup Inc. .........................................................                   2,000                 100,375
                                                                                                                            --------

       Food - Wholesale - 5.16%
            Richfood Holdings, Inc. ................................................                   3,100                  57,350
            SYSCO Corporation ......................................................                   1,000                  26,938
                                                                                                                            --------
                                                                                                                              84,288
                                                                                                                            --------
       Foreign Securities - 0.92% (b)
            Pohang Iron & Steel Company Ltd. - ADR .................................                   1,000                  15,000
                                                                                                                            --------
                                                                                                                            --------

       Forest Products & Paper - 2.13%
       (d)  International Paper Company ............................................                     800                  34,750
                                                                                                                            --------

       Insurance - Life & Health - 5.21%
       (d)  Aetna Inc. .............................................................                   1,100                  85,044
                                                                                                                            --------

       Insurance - Multiline - 2.45%
            Loews Corporation ......................................................                     400                  40,000
                                                                                                                            --------

       Machine - Construction & Mining - 1.43%
       (d)  Ingersoll-Rand Company .................................................                     500                  23,406
                                                                                                                            --------

                                                                                                                         (Continued)

                                                    BLUE RIDGE TOTAL RETURN FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                          November 30, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              Value
                                                                                                      Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------



COMMON STOCKS - (Continued)

Medical - Biotechnology - 7.94%
     Abbott Laboratories ...........................................................                   1,000                $ 48,000
(a)  Amgen Inc. ....................................................................                     600                  45,150
     Pharmacia & Upjohn, Inc. ......................................................                     700                  36,444
                                                                                                                            --------
                                                                                                                             129,594
                                                                                                                            --------
Medical Supplies - 4.83%
     Biomet, Inc. ..................................................................                   1,000                  38,250
     Johnson & Johnson .............................................................                     500                  40,625
                                                                                                                            --------
                                                                                                                              78,875
                                                                                                                            --------
Metals - Diversified - 1.07%
     ASARCO Incorporated ...........................................................                     900                  17,494
                                                                                                                            --------

Metals - Fabrication & Hardware - 1.63%
     Alcan Aluminum Ltd. ...........................................................                   1,000                  26,625
                                                                                                                            --------

Oil & Gas - Equipment & Services - 2.24%
     Baker Hughes Incorporated .....................................................                   2,000                  36,500
                                                                                                                            --------

Oil & Gas - Exploration - 5.95%
     Pennzoil Company ..............................................................                     600                  22,275
     Texaco Inc. ...................................................................                   1,300                  74,832
                                                                                                                            --------
                                                                                                                              97,107
                                                                                                                            --------
Restaurants & Food Service - 1.10%
     Wendy's International, Inc. ...................................................                     900                  18,000
                                                                                                                            --------

Shoes - Leather - 7.15%
     Nike, Inc. ....................................................................                   1,900                  76,000
     Wolverine World Wide, Inc. ....................................................                   3,000                  40,687
                                                                                                                            --------
                                                                                                                             116,687
                                                                                                                            --------
Transportation - Air - 0.99%
     Southwest Airlines Co. ........................................................                     750                  16,125
                                                                                                                            --------

Transportation - Miscellaneous - 2.55%
     CSX Corporation ...............................................................                   1,000                  41,687
                                                                                                                            --------

Transportation - Rail - 4.38%
     Union Pacific Corporation .....................................................                     500                  24,312
(a)  Wisconsin Central Transportation Corporation ..................................                   2,600                  47,125
                                                                                                                            --------
                                                                                                                              71,437
                                                                                                                            --------



                                                                                                                         (Continued)

                                                    BLUE RIDGE TOTAL RETURN FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                          November 30, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                              Value
                                                                                                      Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------



COMMON STOCKS - (Continued)

       Utilities - Water - 1.08%
       (a)  United States Filter Corporation ...........................................                   800             $  17,700
                                                                                                                           ---------

            Total Common Stocks (Cost $1,383,783) ......................................                                   1,323,956
                                                                                                                           ---------

INVESTMENT COMPANIES - 9.68%

       Evergreen Money Market Treasury Institutional Money
            Market Fund Institutional Service Shares ...................................                78,950                78,950
       Evergreen Money Market Treasury Institutional Treasury
            Money Market Fund Institutional Service Shares .............................                78,950                78,950
                                                                                                                           ---------

            Total Investment Companies (Cost $157,900) .................................                                     157,900
                                                                                                                           ---------

            Total Value of Investments (Cost $1,541,683 (c)) ..................................                90.78%     $1,481,856
            Other Assets Less Liabilities .....................................................                 9.22%        150,551
                                                                                                              ------      ----------
                Net Assets ....................................................................               100.00%     $1,632,407
                                                                                                              ======      ==========

          (a)  Non-income producing investment.

          (b)  Foreign securities represent securities issued in the United States markets by non-domestic companies.

          (c)  Aggregate  cost for  financial  reporting  and  federal  income tax  purposes  is the same.  Unrealized  appreciation
               (depreciation) of investments for financial reporting and federal income tax purposes is as follows:

                                  Unrealized appreciation                                                     $      71,381
                                  Unrealized depreciation                                                          (127,241)
                                                                                                               ------------
                                       Net unrealized depreciation                                            $     (55,860)
                                                                                                               ============

          (d)  At November 30, 1998,  the Fund's open options  contracts  which are accounted for as a liability on the Statement of
               Assets and Liabilities were as follows:


                                                                                Number of                         Market
            Underlying security/expiration date/exercise price              contracts written                     Value
            --------------------------------------------------             ------------------                --------------


            Aetna Inc./January 1999/100                                            3                         $           37
            Ingersoll-Rand Company/December 1998/471/2                             5                                    844
            International Paper Company/January 1999/55                            8                                     50
                                                                                                               ------------

                            Total Call Options (Premiums received $4,898)                                    $          931
                                                                                                               ============

See accompanying notes to financial statements

------------------------------------------------------------------------------------------------------------------------------------
                                                    BLUE RIDGE TOTAL RETURN FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                          November 30, 1998
------------------------------------------------------------------------------------------------------------------------------------

ASSETS
       Investments, at value (cost $1,541,683) ...........................................................              $ 1,481,856
       Cash ..............................................................................................                  224,732
       Income receivable .................................................................................                    2,622
                                                                                                                        -----------

            Total assets .................................................................................                1,709,210
                                                                                                                        -----------

LIABILITIES
       Covered call options written, at value (premiums received $4,898) .................................                      931
       Accrued expenses ..................................................................................                      552
       Payable for investment purchases ..................................................................                   75,320
                                                                                                                        -----------

            Total liabilities ............................................................................                   76,803
                                                                                                                        -----------

NET ASSETS
       (applicable to 155,970 NL class shares outstanding; unlimited
         shares of no par value beneficial interest authorized) ..........................................              $ 1,632,407
                                                                                                                        ===========

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE PER NL CLASS SHARE
       ($1,632,407 / 155,970 shares) .....................................................................              $     10.47
                                                                                                                        ===========

NET ASSETS CONSIST OF
       Paid-in capital ...................................................................................              $ 1,690,810
       Accumulated net realized loss on investments ......................................................                   (2,543)
       Net unrealized depreciation on investments ........................................................                  (55,860)
                                                                                                                        -----------
                                                                                                                        $ 1,632,407
                                                                                                                        ===========


See accompanying notes to financial statements

------------------------------------------------------------------------------------------------------------------------------------
                                                    BLUE RIDGE TOTAL RETURN FUND

                                                       STATEMENT OF OPERATIONS

                                                    Period from December 1, 1997
                                                       (initial seed date) to
                                                          November 30, 1998

------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME

       Income
            Interest .......................................................................................               $    193
            Dividends ......................................................................................                 20,184
                                                                                                                           --------

                  Total income .............................................................................                 20,377
                                                                                                                           --------

       Expenses
            Management fees (note 2) .......................................................................                 19,968
                                                                                                                           --------

                  Less management fees waived (note 2) .....................................................                   (820)
                                                                                                                           --------

                  Net expenses .............................................................................                 19,148
                                                                                                                           --------

                       Net investment income ...............................................................                  1,229
                                                                                                                           --------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS

       Net realized loss from investment transactions ......................................................                 (2,543)
       Decrease in unrealized appreciation on investments ..................................................                (55,860)
                                                                                                                           --------

            Net realized and unrealized loss on investments ................................................                (58,403)
                                                                                                                           --------

                  Net decrease in net assets resulting from operations .....................................               $(57,174)
                                                                                                                           ========


See accompanying notes to financial statements

------------------------------------------------------------------------------------------------------------------------------------
                                                    BLUE RIDGE TOTAL RETURN FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS

                                                For the period from December 1, 1997
                                                       (initial seed date) to
                                                          November 30, 1998
------------------------------------------------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS

     Operations
           Net investment income ........................................................................               $     1,229
           Net realized loss from investment transactions ...............................................                    (2,543)
           Decrease in unrealized appreciation on investments ...........................................                   (55,860)
                                                                                                                        -----------

Net decrease in net assets resulting from operations ....................................................                   (57,174)
                                                                                                                        -----------

Distributions to shareholders from
Net investment income ...................................................................................                    (1,229)
                                                                                                                        -----------

Capital share transactions
Increase in net assets resulting from capital share transactions (a) ....................................                 1,690,810
                                                                                                                        -----------

Total increase in net assets ............................................................................                 1,632,407

NET ASSETS

Beginning of period .....................................................................................                         0
                                                                                                                        -----------

End of period ...........................................................................................                 1,632,407
                                                                                                                        ===========



(a) A summary of capital share activity follows:



                                                                                                     Share                  Value
                                                                                                  ------------          -----------

Shares sold .....................................................................................      155,940           $1,690,441
Shares issued for reinvestment
     of distributions ...........................................................................          107                1,229
                                                                                                  ------------          -----------

                                                                                                       156,047            1,691,670

Shares redeemed .................................................................................          (77)                (860)
                                                                                                  ------------          -----------

     Net increase ...............................................................................      155,970            1,690,810
                                                                                                  ============          ===========




See accompanying notes to financial statements

------------------------------------------------------------------------------------------------------------------------------------
                                                 BLUE RIDGE TOTAL RETURN FUND

                                                     FINANCIAL HIGHLIGHTS

                                       (For a Share Outstanding Throughout the Period)

                                            For the period from December 15, 1997
                                               (commencement of operations) to
                                                      November 30, 1998

------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ......................................................................          $       10.00

       Income from investment operations (a)
            Net investment income .........................................................................                   0.02
            Net realized and unrealized loss on investments (c) ...........................................                   0.47
                                                                                                                     -------------

                  Total from investment operations ........................................................                   0.49
                                                                                                                     -------------

       Distributions to shareholders from
            Net investment income .........................................................................                  (0.02)
                                                                                                                     -------------

Net asset value, end of period ............................................................................          $       10.47
                                                                                                                     =============


Total return ..............................................................................................                   4.86%
                                                                                                                     =============


Ratios/supplemental data

       Net assets, end of period ..........................................................................          $   1,632,407
                                                                                                                     =============

       Ratio of expenses to average net assets
            Before expense reimbursements and waived fees .................................................          1.65% (b)
            After expense reimbursements and waived fees ..................................................          1.58% (b)

       Ratio of net investment income to average net assets
            Before expense reimbursements and waived fees .................................................          0.03% (b)
            After expense reimbursements and waived fees ..................................................          0.10% (b)


       Portfolio turnover rate ............................................................................        116.16%

          (a)  Includes  undistributed  net investment income of $0.00 per share and undistributed net realized gains and unrealized gains of $0.00 per share,  from  November 1, 1997  (initial seed date)  through  November 15, 1997  (commencement  of operations).

          (b)  Annualized.

          (c)  The amount shown in this caption for a share  outstanding  does not  correspond  with the  aggregate net realized and unrealized gain (loss) on security transactions for the period ended November 30, 1998 due to the timing of sales and repurchases of fund shares in relation to fluctuating  market values of the investments of the fund. Net realized and unrealized  loss of investments  includes gains of $0.82 per share due to market  appreciation  during the period and losses of $0.35 due to market depreciation during the period.


See accompanying notes to financial statements

                          BLUE RIDGE TOTAL RETURN FUND

                          NOTES TO FINANCIAL STATEMENTS

                                November 30, 1998



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

The Blue Ridge Total Return Fund (the "Fund") is a diversified series of shares of beneficial interest of the Blue Ridge Funds Trust (the "Trust"). The Trust, an open-ended investment company, was organized on September 30, 1997 as a Delaware Business Trust and is registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to seek total return from a combination of capital appreciation and current income. The Fund was initially seeded on December 1, 1997. The Fund had no net investment income, or net realized and unrealized gains from the seed date through the commencement of operations, or December 15, 1997. The following is a summary of significant accounting policies followed by the Fund.

A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. New York time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

B. Federal Income Taxes - The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since substantially all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

     Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on the accrual basis. Dividend income is recorded on the ex-dividend date.

D. Distributions to Shareholders - The Fund generally declares dividends quarterly, payable in March, June, September and December, on a date selected by the Trust's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending November 30.

                          BLUE RIDGE TOTAL RETURN FUND

                          NOTES TO FINANCIAL STATEMENTS

                                November 30, 1998



E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amount of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.

F. Options Transactions - The Fund may write put and call options only if such options are considered to be covered. A written call option is considered to be covered when the writer of the call option owns throughout the option period the security on which the option is written. A written put option is considered covered when the writer of the put has deposited and maintained in a segregated account throughout the option period sufficient cash or other liquid assets in an amount equal to or greater than the exercise price of the put option. The Fund may purchase put options and purchase call options only to close open positions.

     When the Fund writes a covered call or put option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sales are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

     When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund's statement of assets and liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call the cost of the security acquired is increased by the premium paid for the call. If a Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

     Pursuant to an investment advisory agreement, Blue Ridge Advisors, Inc. (the "Manager") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. As compensation for its services, the Manager receives a fee at the annual rate of 1.65% of the first $20 million of the average daily net assets of the Fund and 1.20% of average daily net assets over $20 million. The Manager currently intends to voluntarily waive a portion of its fee to limit total Fund operating expenses to 1.65% of the average daily net assets of the Fund. There can be no assurance that the foregoing voluntary fee waiver will continue. The manager has voluntarily waived a portion of its fee amounting to $820 ($0.01 per share) for the year ended November 30, 1998.

                           BLUE RIDGE TOTAL RETURN FUND

                          NOTES TO FINANCIAL STATEMENTS

                                November 30, 1998



          The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. The Administrator is compensated by the Manager and not directly by the Fund.

          North Carolina Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent, subject to the authority of the Board of Trustees, provides transfer agency services pursuant to an agreement with the Administrator, which has been approved by the Trust. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions. The Transfer Agent is compensated for its services by the Manager and not directly by the Fund.

          Capital Investment Group, Inc. (the "Distributor"), an affiliate of the Advisor, serves as the Fund's principal underwriter and distributor. The Distributor may sell Fund shares to or through qualified securities dealers or others. With respect to the Class NL shares, the Distributor receives no compensation from the Fund.Certain Trustees and officers of the Trust are also officers of the Manager, the Distributor or the Administrator.


NOTE 3 - COVERED CALL OPTIONS

          As of November 30, 1998, portfolio securities valued at $143,200 were segregated by the custodian in connection with covered call options written by the Fund.

          The Fund's activity in written options for the year ended November 30, 1998 was as follows:

                                                  Number of Contracts               Contracts Premium

          Options outstanding at beginning of period                0                      $        0
          Options sold                                            101                          23,066
          Options canceled in closing transactions                 29                          10,949
          Options expired prior to exercise                        56                           7,219
                                                            ---------                        --------

Options outstanding at end of period                               16                      $    4,898
                                                            =========                      ==========


NOTE 4 - PURCHASES AND SALES OF INVESTMENTS

          Purchases and sales of investments, other than short-term investments, aggregated $2,499,194 and $1,117,960 respectively, for the year ended November 30, 1998.

INDEPENDENT AUDITORS' REPORT


To the Board of Trustees of Blue Ridge Funds Trust and Shareholders of the Blue Ridge Total Return Fund:

We have audited the accompanying statement of assets and liabilities of the Blue Ridge Total Return Fund (a portfolio of the Blue Ridge Funds Trust), including the schedule of investments, as of November 30, 1998 and the related statement of operations, changes in net assets, and financial highlights for the period from December 15, 1997 (commencement of operations) to November 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of November 30, 1998, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Blue Ridge Total Return Fund as of November 30, 1998, the results of its operations, the changes in its net assets and its financial highlights for the period from December 15, 1997 to November 30, 1998 in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP
Deloitte & Touche LLP

Pittsburgh, Pennsylvania
December 18, 1998